Exhibit 99.1

FOR RELEASE: IMMEDIATELY	Frank Leto, President, CEO
FOR MORE INFORMATION CONTACT:	610-581-4730
Mike Harrington, CFO
610-526-2466

CORRECTING and REPLACING - Bryn Mawr Bank Corporation Reports Record Quarterly Net Income of

$9.4 Million and Record Annual Net Income of $36.0 Million,

Driven by 2016 Annual Loan Growth of 11.7%,

Wealth Assets Reach $11.3 Billion

BRYN MAWR, Pa., January 20, 2017 - This updated press release announcing results of operations for the quarter ended December 31, 2016 corrects an inadvertent error related to the Corporation’s delinquent loans and leases.  The asterisked items in the Summary Financial Information (unaudited) Table reflect the corrected data. The press release issued January 19, 2017 should be disregarded and is replaced in its entirety by this release.

Bryn Mawr Bank Corporation (NASDAQ: BMTC) (the “Corporation”), parent of The Bryn Mawr Trust Company (the “Bank”), today reported net income of $9.4 million and diluted earnings per share of $0.55 for the three months ended December 31, 2016, as compared to net income of $9.4 million, or $0.55 diluted earnings per share, for the three months ended September 30, 2016 and a net loss of $6.4 million, or $(0.37) diluted earnings per share, for the three months ended December 31, 2015.

On a non-GAAP basis, core net income, which excludes certain non-core income and expense items, as detailed in the appendix to this earnings release, was also $9.4 million, or $0.55 diluted earnings per share, for the three months ended December 31, 2016 as compared to $9.4 million, or $0.55 diluted earnings per share, for the three months ended September 30, 2016 and $7.5 million, or $0.44 diluted earnings per share, for the three months ended December 31, 2015. Management believes the core net income measure is important in evaluating the Corporation’s performance on a more comparable basis between periods. A reconciliation of this and other non-GAAP to GAAP performance measures is included in the appendix to this earnings release.

“We were pleased to conclude 2016 on a positive note, with fourth quarter and annual net income, both GAAP and core, reaching all-time highs,” commented Frank Leto, President and Chief Executive Officer, continuing, “The outstanding loan growth we saw during the year, coupled with the momentum in our wealth management business positions us well going into 2017.” Mr. Leto added, “Although the future operating environment may be more difficult to predict, at this juncture, we are confident that our unique blend of expertise and customer service, coupled with an expanding digital capability and enhanced product offerings, will ensure we remain poised to take advantage of future opportunities.”

On January 19, 2017, the Board of Directors of the Corporation declared a quarterly dividend of $0.21 per share, payable March 1, 2017 to shareholders of record as of February 2, 2017.

SIGNIFICANT ITEMS OF NOTE

Results of Operations – Fourth Quarter 2016 Compared to Third Quarter 2016

●

Net income for the three months ended December 31, 2016 was $9.4 million, as compared to $9.4 million for the three months ended September 30, 2016. The recovery of mortgage servicing rights (“MSR”s), the increase in net interest income, and the increase in fees for wealth management services were offset by a decrease in gain on sale of residential mortgage loans and an increase in other operating expense.

●

Net interest income for the three months ended December 31, 2016 was $27.0 million, an increase of $273 thousand from $26.7 million for the three months ended September 30, 2016. Average interest-earning assets increased by $75.8 million, but decreased in yield by 4 basis points, while average interest-bearing liabilities increased by $58.8 million, accompanied by a 1 basis point increase in rate paid.

●

The tax-equivalent net interest margin of 3.65% for the fourth quarter of 2016 decreased 6 basis points from 3.71% for the third quarter of 2016. The decrease was primarily the result of a 2 basis point decrease in tax-equivalent yield earned on average loans, which totaled $2.5 billion for the three months ended December 31, 2016, coupled with a 3 basis point increase in tax-equivalent rate paid on average interest-bearing deposits, which totaled $1.8 billion for the three months ended December 31, 2016.

●

Non-interest income for the three months ended December 31, 2016 decreased $773 thousand from the third quarter of 2016. The decrease was largely the result of a $507 thousand decrease in gain on sale of residential mortgage loans and a $305 thousand decrease in other operating income. Partially offsetting these decreases was a $227 thousand increase in fees for wealth management services.

●

Non-interest expense for the three months ended December 31, 2016 decreased $519 thousand, to $25.0 million, as compared to $25.5 million for the third quarter of 2016. Largely contributing to the decrease was a $580 thousand recovery of MSRs during the fourth quarter and an $879 thousand decrease in Pennsylvania bank shares tax. The recovery of MSRs was a result of rising interest rates which reversed the impairment recorded in the second quarter of 2016. The reduction in Pennsylvania bank shares tax resulted from $855 thousand in tax credits received in return for $950 thousand of contributions to local schools under the Pennsylvania Educational Improvement Tax Credit (EITC) program. These contributions are reflected in the $857 thousand increase in other operating expense.

●

For the three months ended December 31, 2016, net loan and lease charge-offs totaled $1.3 million, as compared to $704 thousand for the third quarter of 2016. The provision for loan and lease losses (the “Provision”) for the three months ended December 31, 2016 was $1.1 million, a decrease of $353 thousand from the third quarter of 2016.

●

Income tax expense for the fourth quarter of 2016 increased by $338 thousand as compared to the third quarter of 2016. The increase in the effective tax rate from the third quarter of 2016 to the fourth quarter of 2016 from 31.7% to 33.2%, respectively, was the result of the early adoption of ASC 2016-09 in the third quarter of 2016. ASC 2016-09 allows for the excess tax benefit from stock-based compensation to be recorded as a discrete item on the income statement. During the third quarter of 2016, discrete tax items totaled $385 thousand as compared to $120 thousand in the fourth quarter of 2016.

Results of Operations – Fourth Quarter 2016 Compared to Fourth Quarter 2015

●

Net income for the three months ended December 31, 2016 was $9.4 million, or $0.55 diluted earnings per share, as compared to a loss of $6.4 million, or diluted earnings per share of $(0.37) for the same period in 2015. The primary driver of the loss in the fourth quarter of 2015 was the loss on settlement of the corporate pension plan, which resulted in a $17.4 million pre-tax charge. On a core basis (a non-GAAP measure detailed in the appendix to this earnings release), core net income for the fourth quarter of 2016 of $9.4 million was a $1.9 million increase from core net income of $7.5 million for the fourth quarter of 2015. The increase in core net income was driven by a $1.6 million increase in net interest income, a $718 thousand decrease in the Provision and a $332 thousand increase in fees for wealth management services. In addition, decreases of $260 thousand, $265 thousand and $158 thousand in furniture, fixtures and equipment, advertising and Pennsylvania bank shares tax, respectively, contributed to the increase in net income.

●

Net interest income for the three months ended December 31, 2016 was $27.0 million, an increase of $1.6 million, or 6.1%, from $25.4 million for the same period in 2015. The increase in net interest income was primarily related to the growth in average loan balances between the periods. Average loans and leases for the three months ended December 31, 2016 increased by $270.2 million from the same period in 2015. The increase in average loan balances was offset by a 14 basis point decrease in tax-equivalent yield earned on loans and leases. The net effect of the yield decrease and volume increase on average loans and leases was a $2.2 million increase in tax-equivalent interest income on loans. Partially offsetting the increase in average loans was a $197.7 million increase in average interest-bearing deposits accompanied by a 13 basis point increase in rate paid on deposits.

●

The tax-equivalent net interest margin of 3.65% for the three months ended December 31, 2016 was a 12 basis point decrease from 3.77% for the same period in 2015. The primary reason for the decline in the margin was the 14 basis point decrease in tax-equivalent yield earned on loans and the 13 basis point increase in rate paid on deposits.

●

Non-interest income for the three months ended December 31, 2016 decreased $549 thousand as compared to the same period in 2015. Contributing to this decrease was a $273 thousand decrease in gain on sale of residential mortgage loans, as interest rate increases during the fourth quarter of 2016 have slowed originations. In addition, a $233 thousand decrease in other operating income, largely related to the income recognized from the pay-off, in full, of purchased credit-impaired loans, which decreased from $319 thousand in the fourth quarter of 2015 to $159 thousand in the fourth quarter of 2016, contributed to the decrease in non-interest income.

●

Non-interest expense for the three months ended December 31, 2016 decreased $22.0 million, primarily related to the $17.4 million loss on settlement of the corporate pension plan, which occurred in the fourth quarter of 2015. Excluding the non-core expense items detailed in the Appendix to this press release, decreases of $260 thousand, $265 thousand and $158 thousand in furniture, fixtures and equipment, advertising and Pennsylvania bank shares tax, respectively, contributed to the decrease in non-interest expense.

●

The Provision for the three months ended December 31, 2016 of $1.1 million was a $718 thousand decrease from the same period in 2015. The level of net charge-offs in the fourth quarter of 2016 was $538 thousand lower than that in the fourth quarter of 2015. On an annual basis, net charge-offs for 2016 decreased by 13.7% from $3.1 million in 2015 to 2.7 million in 2016. The credit quality of the loan portfolio remains strong.

Financial Condition – December 31, 2016 Compared to December 31, 2015

●

Total portfolio loans and leases of $2.54 billion as of December 31, 2016 increased by $266.4 million, or 11.7%, from December 31, 2015. Loan growth was concentrated in the commercial mortgage, commercial and industrial, and construction categories, which increased $146.6 million, $55.3 million and $51.5 million, respectively, since December 31, 2015.

●

The allowance for loan and lease losses (the “Allowance”) as of December 31, 2016 was $17.5 million, or 0.69% of portfolio loans as compared to $15.9 million, or 0.70% of portfolio loans and leases, as of December 31, 2015. In addition to the ratio of Allowance to portfolio loans, management also calculates two non-GAAP measures: the Allowance as a percentage of originated loans and leases, which was 0.78% as of December 31, 2016, as compared to 0.84% as of December 31, 2015, and the Allowance plus the remaining loan mark as a percentage of gross loans, which was 1.17% as of December 31, 2016, as compared to 1.44% as of December 31, 2015. A reconciliation of these and other non-GAAP to GAAP performance measures is included in the appendix to this earnings release.

●

Available for sale investment securities as of December 31, 2016 were $567.0 million, an increase of $218.0 million from December 31, 2015. The primary contributor to the increase in the portfolio was the purchase, during December 2016, of $200 million of short-term U.S. Treasury bills.

●

Total assets as of December 31, 2016 were $3.42 billion, an increase of $390.6 million from December 31, 2015. The purchase of $200 million of short-term U.S. Treasury bills and the $266.4 million increase in the loan portfolio were the primary causes for the increase.

●

Wealth assets under management, administration, supervision and brokerage totaled $11.33 billion as of December 31, 2016, an increase of $2.96 billion, or 35.4%, from December 31, 2015. The significant growth in the wealth asset portfolio is largely comprised of accounts for which the Corporation provides trust and custodial services, which pay fees at lower rates per dollar of assets, or are billed on a flat-fee basis. As a result, fees for wealth management services are not increasing at the same rate at which the assets grow. However, as demonstrated by the increase in wealth management fees for the fourth quarter of 2016 as compared to both the fourth quarter of 2015 and the third quarter of 2016, the increased volume of assets is currently compensating for the lower yields.

●

Deposits of $2.58 billion as of December 31, 2016 increased $327.0 million from December 31, 2015. Noninterest-bearing deposits increased by $109.5 million, retail time deposits and savings deposits increased by $93.7 million and $44.9 million, respectively, NOW accounts increased by $40.6 million and wholesale time deposits increased by $19.9 million.

●

Borrowings of $393.9 million as of December 31, 2016 was a $44.9 million increase from December 31, 2015. The increase was comprised of a $110.0 million increase in short-term Federal Home Loan Bank (“FHLB”) borrowings, drawn at year end to finance the purchase of $200 million of short-term U.S. Treasury bills, partially offset by a $65.1 million decrease in long-term FHLB advances which matured during 2016.

●

The capital ratios for the Bank and the Corporation, as of December 31, 2016, as shown in the attached tables, indicate levels well above the regulatory minimum to be considered “well capitalized.” At the Corporation level, all capital ratios have decreased from their December 31, 2015 levels, primarily due to the increase in total assets and the increase in other comprehensive loss associated with available for sale investment securities. On a linked-quarter basis, most capital levels at the Corporation have increased from their September 30, 2016 levels, primarily due to increases in retained earnings offset by dividends paid and increases in other comprehensive loss associated with available for sale investment securities. At the Bank level, all capital levels have increased from their December 31, 2015 levels, largely as a result of increases in retained earnings and a $15 million capital infusion from the Corporation, offset by a $16 million dividend paid to the Corporation and increases in other comprehensive losses associated with the available for sale investment portfolio. On a linked-quarter basis, all capital levels at the Bank have decreased from their September 30, 2016 level, primarily due to the $16 million dividend paid to the Corporation and the growth in assets between the dates.

FORWARD LOOKING STATEMENTS AND SAFE HARBOR

This press release contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding the Corporation’s future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may,” “would,” “should,” “could,” “will,” “likely,” “possibly,” “expect,” “anticipate,” “intend,” “indicate,” “estimate,” “target,” “potentially,” “promising,” “probably,” “outlook,” “predict,” “contemplate,” “continue,” “plan,” “forecast,” “project,” “are optimistic,” “are looking,” “are looking forward” and “believe” or other similar words and phrases may identify forward-looking statements. Persons reading this press release are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially different.

Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation's control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected. Such factors include, among others, that the integration of acquired businesses with the Corporation’s may take longer than anticipated or be more costly to complete and that the anticipated benefits, including any anticipated cost savings or strategic gains may be significantly harder to achieve or take longer than anticipated or may not be achieved, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisitions; and other factors as described in our securities filings. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. The Corporation does not undertake to update forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, as updated by our quarterly or other reports subsequently filed with the SEC.

# # # #

Bryn Mawr Bank Corporation

Summary Financial Information (unaudited)

(dollars in thousands, except per share data)

	As of or For the Three Months Ended					For the Twelve Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Consolidated Balance Sheet (selected items)
Interest-bearing deposits with banks	$34,206	$30,118	$20,481	$33,954	$124,615
Investment securities (AFS, HTM and Trading)	573,763	373,508	371,906	369,461	352,916
Loans held for sale	9,621	11,506	11,882	7,807	8,987
Portfolio loans and leases	2,535,425	2,493,357	2,423,821	2,378,841	2,268,988
Allowance for loan and lease losses ("ALLL")	(17,486)	(17,744)	(17,036)	(16,845)	(15,857)
Goodwill and other intangible assets	125,170	126,000	126,888	127,777	128,668
Total assets	3,421,530	3,174,080	3,090,090	3,058,247	3,030,997
Deposits - interest-bearing	1,843,495	1,759,862	1,720,477	1,700,550	1,626,041
Deposits - non-interest-bearing	736,180	718,015	689,214	643,492	626,684
Short-term borrowings	204,151	50,065	19,119	37,010	94,167
Long-term FHLB advances and other borrowings	189,742	204,772	224,802	249,832	254,863
Subordinated notes	29,532	29,518	29,505	29,491	29,479
Total liabilities	3,040,403	2,795,621	2,717,623	2,693,070	2,665,286
Shareholders' equity	381,127	378,459	372,467	365,177	365,711

Average Balance Sheet (selected items)
Interest-bearing deposits with banks	$55,298	$33,532	$44,950	$39,050	$90,832	$43,214	$161,032
Investment securities (AFS, HTM and Trading)	386,658	373,616	371,153	360,957	354,239	373,134	358,822
Loans held for sale	11,591	12,887	7,844	5,481	7,531	9,466	7,086
Portfolio loans and leases	2,506,376	2,464,085	2,404,799	2,303,103	2,240,189	2,419,950	2,153,542
Total interest-earning assets	2,959,923	2,884,120	2,828,746	2,708,591	2,692,791	2,845,764	2,680,482
Goodwill and intangible assets	125,614	126,505	127,402	128,296	129,292	126,950	128,181
Total assets	3,215,868	3,142,019	3,089,953	2,973,148	2,959,011	3,105,650	2,942,513
Deposits - interest-bearing	1,809,276	1,729,689	1,717,252	1,633,651	1,611,574	1,722,724	1,636,301
Short-term borrowings	40,629	40,966	32,328	34,158	26,092	37,041	36,010
Long-term FHLB advances and other borrowings	198,454	218,920	236,248	250,015	254,880	225,815	254,828
Subordinated notes	29,523	29,509	29,496	29,482	29,471	29,503	12,013
Total interest-bearing liabilities	2,077,882	2,019,084	2,015,324	1,947,306	1,922,017	2,015,083	1,939,152
Total liabilities	2,837,825	2,769,065	2,723,838	2,612,276	2,593,651	2,736,121	2,569,425
Shareholders' equity	378,043	372,954	366,115	360,872	365,360	369,529	373,088

Bryn Mawr Bank Corporation

Summary Financial Information (unaudited)

(dollars in thousands, except per share data)

	As of or For the Three Months Ended					For the Twelve Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

Income Statement
Net interest income	$26,990	$26,717	$26,627	$25,902	$25,429	$106,236	$100,127
Provision for loan and lease losses	1,059	1,412	445	1,410	1,777	4,326	4,396
Noninterest income	13,119	13,892	13,820	13,208	13,668	54,039	55,960
Noninterest expense	24,958	25,477	26,259	25,051	46,951	101,745	125,765
Income tax expense (benefit)	4,684	4,346	4,810	4,328	(3,276)	18,168	9,172
Net income (loss)	9,408	9,374	8,933	8,321	(6,355)	36,036	16,754
Basic earnings per share	0.56	0.56	0.53	0.49	(0.37)	2.14	0.96
Diluted earnings per share	0.55	0.55	0.52	0.49	(0.37)	2.12	0.94
Net income (core) (1)	9,402	9,392	8,961	8,331	7,506	36,086	33,636
Basic earnings per share (core) (1)	0.56	0.56	0.53	0.49	0.44	2.14	1.92
Diluted earnings per share (core) (1)	0.55	0.55	0.53	0.49	0.44	2.12	1.89
Cash dividends paid per share	0.21	0.21	0.20	0.20	0.20	0.82	0.78
Profitability Indicators
Return on average assets	1.16%	1.19%	1.16%	1.13%	-0.86%	1.16%	0.57%
Return on average equity	9.90%	10.00%	9.81%	9.27%	-7.00%	9.75%	4.49%
Return on tangible equity(1)	15.68%	16.06%	16.02%	15.39%	-9.36%	15.79%	7.96%
Tax-equivalent net interest margin	3.65%	3.71%	3.81%	3.87%	3.77%	3.76%	3.75%
Efficiency ratio(1)	60.17%	60.51%	62.66%	61.75%	63.09%	61.27%	61.25%
Mortgage Banking Information
Mortgage loans originated	$78,749	$84,885	$64,893	$51,532	$55,867	$228,527	$231,049
Residential mortgage loans sold - servicing retained	44,763	40,462	26,944	25,965	24,063	112,169	107,351
Residential mortgage loans sold - servicing released	4,632	10,522	5,278	2,397	7,150	20,432	29,630
Total residential mortgage loans sold	$49,395	$50,984	$32,222	$28,362	$31,213	$132,601	$136,981
Residential mortgage loans serviced for others	$631,889	$618,134	$610,418	$605,366	$601,939
Share Data
Closing share price	$42.15	$31.99	$29.20	$25.73	$28.72
Book value per common share	$22.32	$22.08	$21.76	$21.48	$21.40
Tangible book value per common share	$15.11	$14.94	$14.60	$14.13	$13.89
Price / book value	188.87%	144.91%	134.19%	119.80%	134.19%
Price / tangible book value	278.96%	214.07%	200.05%	182.10%	206.84%
Weighted average diluted shares outstanding	17,164,675	17,072,358	17,027,419	16,883,364	17,129,234	17,037,114	17,756,571
Shares outstanding, end of period	16,939,715	16,893,878	16,824,564	16,801,801	17,071,523
Wealth Management Information:

Wealth assets under mgmt, administration, supervision and brokerage (2)	$11,328,457	$9,969,745	$9,632,521	$9,281,743	$8,364,805
Fees for wealth management services	$9,327	$9,100	$9,431	$8,832	$8,995

Bryn Mawr Bank Corporation

Summary Financial Information (unaudited)

(dollars in thousands, except per share data)

	As of or For the Three Months Ended					For the Twelve Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Capital Ratios
Bryn Mawr Trust Company
Tier I capital to risk weighted assets ("RWA")	10.51%	10.99%	10.94%	10.69%	10.12%
Total (Tier II) capital to RWA	11.20%	11.70%	11.65%	11.39%	10.78%
Tier I leverage ratio	8.73%	9.17%	9.06%	9.15%	8.51%
Tangible equity ratio (1)	7.85%	8.85%	8.79%	8.53%	7.74%
Common equity Tier I capital to RWA	10.51%	10.99%	10.94%	10.69%	10.12%

Bryn Mawr Bank Corporation
Tier I capital to RWA	10.52%	10.42%	10.45%	10.22%	10.72%
Total (Tier II) capital to RWA	12.36%	12.30%	12.35%	12.13%	12.61%
Tier I leverage ratio	8.74%	8.70%	8.65%	8.76%	9.02%
Tangible equity ratio (1)	7.76%	8.28%	8.29%	8.10%	8.17%
Common equity Tier I capital to RWA	10.52%	10.42%	10.45%	10.22%	10.72%

Asset Quality Indicators

Net loan and lease charge-offs ("NCO"s)	$1,317	$704	$254	$422	$1,855	$2,697	$3,125
Nonperforming loans and leases ("NPL"s)	$8,363	$9,883	$9,617	$9,636	$10,244
Other real estate owned ("OREO")	1,017	867	784	756	2,638
Total nonperforming assets ("NPA"s)	$9,380	$10,750	$10,401	$10,392	$12,882

Nonperforming loans and leases 30 or more days past due	$6,072 *	$6,684 *	$5,599	$6,193	$5,678
Performing loans and leases 30 to 89 days past due	3,026 *	2,537 *	3,564	6,296	5,601
Performing loans and leases 90 or more days past due	-	-	-	-	-
Total delinquent loans and leases	$9,098 *	$9,221 *	$9,163	$12,489	$11,279

Delinquent loans and leases to total loans and leases	0.36%*	0.37%*	0.38%	0.52%	0.50%
Delinquent performing loans and leases to total loans and leases	0.12%*	0.10%	0.15%	0.26%	0.25%
NCOs / average loans and leases (annualized)	0.21%	0.11%	0.04%	0.07%	0.33%	0.11%	0.14%
NPLs / total portfolio loans and leases	0.33%	0.40%	0.40%	0.41%	0.45%
NPAs / total loans and leases and OREO	0.37%	0.43%	0.43%	0.44%	0.56%
ALLL / NPLs	209.09%	179.54%	177.14%	174.81%	154.79%
ALLL / portfolio loans	0.69%	0.71%	0.70%	0.71%	0.70%
ALLL on originated loans and leases / Originated loans and leases (1)	0.78%	0.81%	0.81%	0.83%	0.84%
(Total Allowance + Loan mark) / Total Gross portfolio loans and leases (1)	1.17%	1.24%	1.30%	1.37%	1.44%

Troubled debt restructurings ("TDR"s) included in NPLs	$2,375	$1,680	$1,779	$1,756	$1,935
TDRs in compliance with modified terms	6,395	6,305	4,984	4,893	4,880
Total TDRs	$8,770	$7,985	$6,763	$6,649	$6,815

(1)Non-GAAP measure - see Appendix for Non-GAAP to GAAP reconciliation.

(2)Brokerage assets represent assets held at a registered broker dealer under a clearing agreement.

*  Correction of amount originally filed on press release dated January 19, 2017

Bryn Mawr Bank Corporation

Detailed Balance Sheets (unaudited)

(dollars in thousands)

	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Assets
Cash and due from banks	$16,559	$18,905	$13,710	$15,594	$18,452
Interest-bearing deposits with banks	34,206	30,118	20,481	33,954	124,615
Cash and cash equivalents	50,765	49,023	34,191	49,548	143,067
Investment securities, available for sale	566,996	366,910	365,470	365,819	348,966
Investment securities, held to maturity	2,879	2,896	2,915	-	-
Investment securities, trading	3,888	3,702	3,521	3,642	3,950
Loans held for sale	9,621	11,506	11,882	7,807	8,987
Portfolio loans and leases, originated	2,240,988	2,176,549	2,090,070	2,015,683	1,883,869
Portfolio loans and leases, acquired	294,437	316,808	333,751	363,158	385,119
Total portfolio loans and leases	2,535,425	2,493,357	2,423,821	2,378,841	2,268,988
Less: Allowance for losses on originated loan and leases	(17,458)	(17,716)	(17,008)	(16,817)	(15,857)
Less: Allowance for losses on acquired loan and leases	(28)	(28)	(28)	(28)	-
Total allowance for loan and lease losses	(17,486)	(17,744)	(17,036)	(16,845)	(15,857)
Net portfolio loans and leases	2,517,939	2,475,613	2,406,785	2,361,996	2,253,131
Premises and equipment	41,778	42,559	43,607	44,712	45,339
Accrued interest receivable	8,533	8,066	8,144	8,205	7,869
Mortgage servicing rights	5,582	4,793	4,646	5,182	5,142
Bank owned life insurance	39,279	39,055	38,836	38,616	38,371
Federal Home Loan Bank ("FHLB") stock	13,185	13,185	10,618	12,142	12,942
Goodwill	104,765	104,765	104,765	104,765	104,765
Intangible assets	20,405	21,235	22,123	23,012	23,903
Other investments	12,747	9,121	8,722	8,487	9,460
Other assets	23,168	21,651	23,865	24,314	25,105
Total assets	$3,421,530	$3,174,080	$3,090,090	$3,058,247	$3,030,997

Liabilities
Deposits
Noninterest-bearing	$736,180	$718,015	$689,214	$643,492	$626,684
Interest-bearing	1,843,495	1,759,862	1,720,477	1,700,550	1,626,041
Total deposits	2,579,675	2,477,877	2,409,691	2,344,042	2,252,725
Short-term borrowings	204,151	50,065	19,119	37,010	94,167
Long-term FHLB advances and other borrowings	189,742	204,772	224,802	249,832	254,863
Subordinated notes	29,532	29,518	29,505	29,491	29,479
Accrued interest payable	2,734	1,854	1,846	1,294	1,851
Other liabilities	34,569	31,535	32,660	31,401	32,201
Total liabilities	3,040,403	2,795,621	2,717,623	2,693,070	2,665,286

Shareholders' equity
Common stock	21,111	21,064	20,972	20,949	20,931
Paid-in capital in excess of par value	232,806	231,398	230,298	229,432	228,814
Less: common stock held in treasury, at cost	(66,950)	(66,895)	(66,200)	(66,140)	(58,144)
Accumulated other comprehensive income (loss), net of tax	(2,409)	2,128	2,488	1,502	(412)
Retained earnings	196,569	190,764	184,909	179,434	174,522
Total shareholders equity	381,127	378,459	372,467	365,177	365,711
Total liabilities and shareholders' equity	$3,421,530	$3,174,080	$3,090,090	$3,058,247	$3,030,997

Bryn Mawr Bank Corporation

Supplemental Balance Sheet Information (unaudited)

(dollars in thousands)

	Portfolio Loans and Leases as of
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Commercial mortgages	$1,110,897	$1,089,621	$1,055,934	$1,044,415	$964,259
Home equity loans and lines	208,000	206,578	202,989	205,896	209,473
Residential mortgages	413,540	418,408	414,863	412,006	406,404
Construction	141,964	133,269	133,313	119,193	90,421
Total real estate loans	1,874,401	1,847,876	1,807,099	1,781,510	1,670,557

Commercial & Industrial	579,791	565,497	538,684	523,053	524,515
Consumer	25,341	23,717	21,561	21,427	22,129
Leases	55,892	56,267	56,477	52,851	51,787
Total non-real estate loans and leases	661,024	645,481	616,722	597,331	598,431
Total portfolio loans and leases	$2,535,425	$2,493,357	$2,423,821	$2,378,841	$2,268,988

	Nonperforming Loans and Leases as of
	December 31, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Commercial mortgages	$320	$139	$139	$872	$829
Home equity loans and lines	2,297	2,827	3,011	1,953	2,027
Residential mortgages	2,661	2,845	2,909	2,923	3,212
Construction	-	-	-	12	34
Total nonperforming real estate loans	5,278	5,811	6,059	5,760	6,102

Commercial & Industrial	2,369	3,960	3,457	3,822	4,133
Consumer	2	2	4	-	-
Leases	137	110	97	54	9
Total nonperforming non-real estate loans and leases	2,508	4,072	3,558	3,876	4,142
Total nonperforming portfolio loans and leases	$7,786	$9,883	$9,617	$9,636	$10,244

	Net Loan and Lease Charge-Offs (Recoveries) for the Three Months Ended
	December 31, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Commercial mortgage	$(51)	$(4)	$(3)	$107	$(4)
Home equity loans and lines	69	375	11	71	561
Residential	28	2	262	(35)	239
Construction	(1)	-	(62)	-	(1)
Total net charge-offs (recoveries) of real estate loans	45	373	208	143	795

Commercial & Industrial	1,128	95	(44)	25	902
Consumer	42	58	30	20	55
Leases	102	178	60	234	103
Total net charge-offs of non-real estate loans and leases	1,272	331	46	279	1,060
Total net charge-offs	$1,317	$704	$254	$422	$1,855

Bryn Mawr Bank Corporation

Supplemental Balance Sheet Information (unaudited)

(dollars in thousands)

	Investment Securities Available for Sale, at Fair Value
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
U.S. Treasury securities	$200,097	$101	$102	$102	$101
Obligations of the U.S. Government and agencies	82,198	76,598	86,134	96,080	101,495
State & political subdivisions - tax-free	33,005	36,735	39,047	39,502	41,442
State & political subdivisions - taxable	525	529	532	1,093	524
Mortgage-backed securities	185,951	184,919	186,354	183,127	158,689
Collateralized mortgage obligations	48,694	51,344	36,702	29,106	29,799
Other debt securities	1,299	1,450	1,450	1,700	1,691
Bond mutual funds	11,895	11,847	11,774	11,725	11,810
Other investments	3,332	3,387	3,375	3,384	3,415
Total	$566,996	$366,910	$365,470	$365,819	$348,966

	Unrealized Gain (Loss) on Investment Securities Available for Sale
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
U.S. Treasury securities	$3	$-	$1	$1	$-
Obligations of the U.S. Government and agencies	(913)	946	1,183	984	153
State & political subdivisions - tax-free	(96)	131	240	173	75
State & political subdivisions - taxable	2	5	8	18	(1)
Mortgage-backed securities	(47)	3,801	3,958	3,026	1,267
Collateralized mortgage obligations	(794)	253	496	330	43
Other debt securities	(1)	-	-	-	(9)
Bond mutual funds	(61)	(109)	(182)	(231)	(146)
Other investments	13	34	(66)	(155)	(192)
Total	$(1,894)	$5,061	$5,638	$4,146	$1,190

	Deposits
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Interest-bearing deposits:
Interest-bearing checking	$379,424	$333,055	$333,425	$335,240	$338,861
Money market	761,657	725,116	718,144	773,637	749,726
Savings	232,193	228,391	217,877	190,477	187,299
Wholesale non-maturity deposits	74,272	64,664	58,690	62,454	67,717
Wholesale time deposits	73,037	99,052	113,274	131,145	53,185
Retail time deposits	322,912	309,584	279,067	207,597	229,253
Total interest-bearing deposits	1,843,495	1,759,862	1,720,477	1,700,550	1,626,041
Noninterest-bearing deposits	736,180	718,015	689,214	643,492	626,684
Total deposits	$2,579,675	$2,477,877	$2,409,691	$2,344,042	$2,252,725

Bryn Mawr Bank Corporation

Detailed Income Statements (unaudited)

(dollars in thousands, except per share data)

	For the Three Months Ended					For the Twelve Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Interest income:
Interest and fees on loans and leases	$28,230	$27,931	$27,679	$26,696	$26,080	$110,536	$102,432
Interest on cash and cash equivalents	53	27	42	46	63	168	409
Interest on investment securities:	1,639	1,556	1,565	1,527	1,623	6,287	5,701
Taxable	1,467	1,373	1,384	1,351	1,402	5,575	5,018
Non-taxable	118	125	126	128	131	497	497
Dividends	54	58	55	48	90	215	186
Total interest income	29,922	29,514	29,286	28,269	27,766	116,991	108,542
Interest expense:
Interest on deposits	1,780	1,575	1,402	1,076	1,046	5,833	4,212
Interest on short-term borrowings	22	34	20	17	9	93	48
Interest on FHLB advances and other borrowings	760	818	867	908	912	3,353	3,554
Interest on subordinated notes	370	370	370	366	370	1,476	601
Total interest expense	2,932	2,797	2,659	2,367	2,337	10,755	8,415
Net interest income	26,990	26,717	26,627	25,902	25,429	106,236	100,127
Provision for loan and lease losses (the "Provision")	1,059	1,412	445	1,410	1,777	4,326	4,396
Net interest income after Provision	25,931	25,305	26,182	24,492	23,652	101,910	95,731
Noninterest income:
Fees for wealth management services	9,327	9,100	9,431	8,832	8,995	36,690	36,894
Insurance revenue	715	886	845	1,276	842	3,722	3,745
Service charges on deposits	688	688	713	702	742	2,791	2,927
Loan servicing and other fees	411	497	539	492	502	1,939	2,087
Net gain on sale of loans	478	985	896	760	751	3,119	3,022
Net gain (loss) on sale of investment securities available for sale	9	(28)	(43)	(15)	58	(77)	931
Net (loss) gain on sale of other real estate owned	-	-	-	(76)	33	(76)	123
Dividends on FHLB and FRB stocks	309	277	263	214	330	1,063	1,382
Other operating income	1,182	1,487	1,176	1,023	1,415	4,868	4,849
Total noninterest income	13,119	13,892	13,820	13,208	13,668	54,039	55,960
Noninterest expense:
Salaries and wages	11,855	11,621	12,197	11,738	11,700	47,411	44,575
Employee benefits	2,207	2,420	2,436	2,485	2,268	9,548	10,205
Loss on pension termination	-	-	-	-	17,377	-	17,377
Occupancy and bank premises	2,407	2,349	2,367	2,488	2,474	9,611	10,305
Branch lease termination expense	-	-	-	-	929	-	929
Furniture, fixtures and equipment	1,869	1,837	1,895	1,919	2,129	7,520	6,841
Advertising	391	334	372	284	656	1,381	2,102
Amortization of intangible assets	830	888	889	891	937	3,498	3,827
Impairment of intangible assets	-	-	-	-	387	-	387
(Recovery) impairment of mortgage servicing rights ("MSRs")	(580)	29	599	83	(17)	131	70
Due diligence, merger-related and merger integration expenses	-	-	-	-	1,860	-	6,670
Professional fees	963	937	946	813	1,010	3,659	3,353
Pennsylvania bank shares tax	(204)	675	640	638	(46)	1,749	1,253
Information technology	857	881	875	1,048	874	3,661	3,443
Other operating expenses	4,363	3,506	3,043	2,664	4,413	13,576	14,428
Total noninterest expense	24,958	25,477	26,259	25,051	46,951	101,745	125,765
Income (loss) before income taxes	14,092	13,720	13,743	12,649	(9,631)	54,204	25,926
Income tax expense (benefit)	4,684	4,346	4,810	4,328	(3,276)	18,168	9,172
Net income (loss)	$9,408	$9,374	$8,933	$8,321	$(6,355)	$36,036	$16,754
Per share data:
Weighted average shares outstanding	16,916,705	16,860,727	16,812,219	16,848,202	17,129,234	16,859,623	17,488,325
Dilutive common shares	247,970	211,631	215,200	35,162	-	177,491	268,246
Adjusted weighted average diluted shares	17,164,675	17,072,358	17,027,419	16,883,364	17,129,234	17,037,114	17,756,571
Basic earnings (loss) per common share	$0.56	$0.56	$0.53	$0.49	$(0.37)	$2.14	$0.96
Diluted earnings (loss) per common share	$0.55	$0.55	$0.52	$0.49	$(0.37)	$2.12	$0.94
Dividend declared per share	$0.21	$0.21	$0.20	$0.20	$0.20	$0.82	$0.78
Effective tax rate	33.24%	31.68%	35.09%	34.59%	34.02%	33.52%	35.38%

Bryn Mawr Bank Corporation

Tax-Equivalent Net Interest Margin (unaudited)

(dollars in thousands, except per share data)

	For The Three Months Ended															For The Twelve Months Ended
	December 31, 2016			September 30, 2016			June 30, 2016			March 31, 2016			December 31, 2015			December 31, 2016			December 31, 2015
(dollars in thousands)	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid

Assets:
Interest-bearing deposits with other banks	$55,298	$53	0.38%	$33,532	$27	0.32%	$44,950	$42	0.38%	$39,050	$46	0.47%	$90,832	$63	0.28%	$43,214	$168	0.39%	$184,689	$346	0.25%
Investment securities - available for sale:
Taxable	344,931	1,498	1.73%	329,293	1,423	1.72%	325,893	1,433	1.77%	316,353	1,397	1.78%	307,524	1,432	1.85%	329,161	5,784	1.76%	318,510	3,691	1.55%
Tax-exempt	34,985	175	1.99%	37,893	189	1.98%	39,193	187	1.92%	40,658	191	1.89%	43,144	195	1.79%	38,173	742	1.94%	37,871	546	1.93%
Total investment securities - available for sale	379,916	1,673	1.75%	367,186	1,612	1.75%	365,086	1,620	1.78%	357,011	1,588	1.79%	350,668	1,627	1.84%	367,334	6,526	1.78%	356,381	4,237	1.59%

Investment securities - held to maturity	2,889	7	0.96%	2,907	6	0.82%	2,427	4	0.66%	-	-		-	-	0.00%	2,060	4	0.19%	-	-
Investment securities - trading	3,853	16	1.65%	3,523	2	0.23%	3,640	2	0.22%	3,946	2	0.20%	3,571	60	6.67%	3,740	2	0.05%	3,985	21	0.70%

Loans and leases *	2,517,967	28,354	4.48%	2,476,972	28,032	4.50%	2,412,643	27,761	4.63%	2,308,584	26,778	4.67%	2,247,720	26,158	4.62%	2,429,416	110,925	4.57%	2,131,278	76,548	4.80%

Total interest-earning assets	2,959,923	30,103	4.05%	2,884,120	29,679	4.09%	2,828,746	29,429	4.18%	2,708,591	28,414	4.22%	2,692,791	27,908	4.11%	2,845,764	117,625	4.13%	2,676,333	81,152	4.05%

Cash and due from banks	16,127			16,228			16,413			16,501			18,005			16,317			17,484
Less: allowance for loan and lease losses	(17,858)			(17,257)			(17,271)			(16,239)			(16,106)			(17,159)			(14,760)
Other assets	257,676			258,928			262,065			264,295			264,321			260,728			257,896

Total assets	$3,215,868			$3,142,019			$3,089,953			$2,973,148			$2,959,011			$3,105,650			$2,936,953

Liabilities:

Interest-bearing deposits:
Savings, NOW and market rate deposits	$1,328,577	$686	0.21%	$1,286,404	$641	0.20%	$1,273,964	$589	0.19%	$1,279,630	$569	0.18%	$1,260,575	$565	0.18%	$1,292,228	$2,485	0.19%	$1,245,857	$1,753	0.19%
Wholesale deposits	156,541	319	0.81%	164,706	327	0.79%	196,517	361	0.74%	137,201	233	0.68%	119,394	186	0.62%	163,724	1,240	0.76%	134,607	586	0.58%
Retail time deposits	324,158	775	0.95%	278,579	607	0.87%	246,771	452	0.74%	216,820	274	0.51%	231,605	295	0.51%	266,772	2,108	0.79%	264,168	827	0.42%
Total interest-bearing deposits	1,809,276	1,780	0.39%	1,729,689	1,575	0.36%	1,717,252	1,402	0.33%	1,633,651	1,076	0.26%	1,611,574	1,046	0.26%	1,722,724	5,833	0.34%	1,644,632	3,166	0.26%

Borrowings:
Short-term borrowings	40,629	22	0.22%	40,966	34	0.33%	32,328	20	0.25%	34,158	17	0.20%	26,092	9	0.14%	37,041	93	0.25%	39,352	39	0.13%
Long-term FHLB advances and other borrowings	198,454	760	1.52%	218,920	818	1.49%	236,248	867	1.48%	250,015	908	1.46%	254,880	912	1.42%	225,815	3,353	1.48%	254,810	2,642	1.39%
Subordinated notes	29,523	370	4.99%	29,509	370	4.99%	29,496	370	5.05%	29,482	366	4.99%	29,471	370	4.98%	29,503	1,476	5.00%	6,130	231	5.04%
Total borrowings	268,606	1,152	1.71%	289,395	1,222	1.68%	298,072	1,257	1.70%	313,655	1,291	1.66%	310,443	1,291	1.65%	292,359	4,922	1.68%	300,292	2,912	1.30%

Total interest-bearing liabilities	2,077,882	2,932	0.56%	2,019,084	2,797	0.55%	2,015,324	2,659	0.53%	1,947,306	2,367	0.49%	1,922,017	2,337	0.48%	2,015,083	10,755	0.53%	1,944,924	6,078	0.42%

Noninterest-bearing deposits	724,465			716,581			675,710			631,047			634,969			687,134			580,356
Other liabilities	35,478			33,400			32,804			33,923			36,665			33,904			35,978
Total noninterest-bearing liabilities	759,944			749,981			708,514			664,970			671,634			721,038			616,334

Total liabilities	2,837,826			2,769,065			2,723,838			2,612,276			2,593,651			2,736,121			2,561,258

Shareholders' equity	378,043			372,954			366,115			360,872			365,360			369,529			375,695

Total liabilities and shareholders' equity	$3,215,868			$3,142,019			$3,089,953			$2,973,148			$2,959,011			$3,105,650			$2,936,953

Interest income to earning assets			4.05%			4.09%			4.18%			4.22%			4.11%			4.13%			4.05%

Net interest spread			3.49%			3.54%			3.65%			3.73%			3.63%			3.60%			3.63%
Effect of noninterest-bearing sources			0.16%			0.17%			0.16%			0.14%			0.14%			0.16%			0.12%

Tax-equivalent net interest margin		$27,171	3.65%		$26,882	3.71%		$26,770	3.81%		$26,047	3.87%		$25,571	3.77%		$106,870	3.76%		$75,074	3.75%

Tax-equivalent adjustment		$181	0.02%		$165	0.02%		$143	0.02%		$145	0.02%		$142	0.02%		$634	0.02%		$376	0.02%

Supplemental Information Regarding Accretion of Fair Value Marks

	Interest Income (Expense) Effect	Effect on Yield or Rate	Interest Income (Expense) Effect	Effect on Yield or Rate	Interest Income (Expense) Effect	Effect on Yield or Rate	Interest Income (Expense) Effect	Effect on Yield or Rate	Interest Income (Expense) Effect	Effect on Yield or Rate	Interest Income (Expense) Effect	Effect on Yield or Rate	Interest Income (Expense) Effect	Effect on Yield or Rate
Loans and leases	$742	0.12%	$578	0.09%	$1,076	0.18%	$953	0.17%	$707	0.12%	$3,349	0.14%	$3,136	0.15%
Retail time deposits	(19)	-0.02%	(29)	-0.04%	(61)	-0.10%	(110)	-0.20%	(123)	-0.21%	(219)	-0.08%	(638)	-0.24%
Short-term borrowings	-	0.00%	-	0.00%	-	0.00%	(12)	-0.14%	(35)	-0.53%	(12)	-0.03%	(104)	-0.26%
Long-term FHLB advances and other borrowings	(30)	-0.06%	(30)	-0.05%	(30)	-0.05%	(30)	-0.05%	(30)	-0.05%	(120)	-0.05%	(96)	-0.04%
Net interest income from fair value marks	$791		$637		$1,167		$1,105		$895		$3,700		$3,974
Purchase accounting effect on tax-equivalent margin		0.11%		0.09%		0.17%		0.16%		0.13%		0.13%		0.15%

* Average loans and leases include portfolio loans and leases, and loans held for sale. Non-accrual loans are also included in the average loan and leases balances.

Bryn Mawr Bank Corporation

Appendix - Non-GAAP to GAAP Reconciliations and Calculation of Non-GAAP Performance Measures (unaudited)

(dollars in thousands, except per share data)

Statement on Non-GAAP Measures: The Corporation believes the presentation of the following non-GAAP financial measures provides useful supplemental information that is essential to an investor’s proper understanding of the results of operations and financial condition of the Corporation. Management uses non-GAAP financial measures in its analysis of the Corporation’s performance. These non-GAAP measures should not be viewed as substitutes for the financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

	As of or For the Three Months Ended					As of or For the Twelve Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Reconciliation of Net Income to Net Income (core):
Net income (loss) (a GAAP measure)	$9,408	$9,374	$8,933	$8,321	$(6,355)	$36,036	$16,754
Less: Tax-effected non-core noninterest income:
Loss (gain) on sale of investment securities available for sale	(6)	18	28	10	(38)	50	(605)
Add: Tax-effected non-core noninterest expense items:
Loss on pension termination	-	-	-	-	11,295	-	11,295
Severance expense (Salaries and wages)	-	-	-	-	142	-	265
Branch lease termination expense	-	-	-	-	604	-	604
Debt and swap prepayment penalty (Other operating expenses)	-	-	-	-	397	-	735
Impairment of intangible assets	-	-	-	-	252	-	252
Due diligence, merger-related and merger integration expenses	-	-	-	-	1,209	-	4,336
Net income (core) (a non-GAAP measure)	$9,402	$9,392	$8,961	$8,331	$7,506	$36,086	$33,636

Calculation of Basic and Diluted Earnings per Common Share (core):
Weighted average common shares outstanding	16,916,705	16,860,727	16,812,219	16,848,202	17,129,234	16,859,623	17,488,328
Dilutive common shares	247,970	211,631	215,200	35,162	112,783	177,491	268,246
Adjusted weighted average diluted shares	17,164,675	17,072,358	17,027,419	16,883,364	17,242,017	17,037,114	17,756,574
Basic earnings per common share (core) (a non-GAAP measure)	$0.56	$0.56	$0.53	$0.49	$0.44	$2.14	$1.92
Diluted earnings per common share (core) (a non-GAAP measure)	$0.55	$0.55	$0.53	$0.49	$0.44	$2.12	$1.89

Calculation of Return on Average Tangible Equity:
Net income (loss)	$9,408	$9,374	$8,933	$8,321	$(6,355)	$36,036	$16,754
Add: Tax-effected amortization and impairment of intangible assets	540	577	578	579	861	2,274	2,739
Net tangible income (numerator)	$9,948	$9,951	$9,511	$8,900	$(5,494)	$38,310	$19,493

Average shareholders' equity	$378,043	$372,954	$366,115	$360,872	$365,360	$369,529	$373,088
Less: Average goodwill and intangible assets	(125,614)	(126,505)	(127,402)	(128,296)	(129,292)	(126,950)	(128,181)
Net average tangible equity (denominator)	$252,429	$246,449	$238,713	$232,576	$236,068	$242,579	$244,907

Return on tangible equity (a non-GAAP measure)	15.68%	16.06%	16.02%	15.39%	-9.23%	15.79%	7.96%

Calculation of Tangible Equity Ratio:
Total shareholders' equity	$381,127	$378,459	$372,467	$365,177	$365,711
Less: Goodwill and intangible assets	(125,170)	(126,000)	(126,888)	(127,777)	(128,668)
Net tangible equity (numerator)	$255,957	$252,459	$245,579	$237,400	$237,043

Total assets	$3,421,530	$3,174,080	$3,090,090	$3,058,247	$3,030,997
Less: Goodwill and intangible assets	(125,170)	(126,000)	(126,888)	(127,777)	(128,668)
Tangible assets (denominator)	$3,296,360	$3,048,080	$2,963,202	$2,930,470	$2,902,329

Tangible equity ratio	7.76%	8.28%	8.29%	8.10%	8.17%

Bryn Mawr Bank Corporation

Appendix - Non-GAAP to GAAP Reconciliations and Calculation of Non-GAAP Performance Measures (unaudited)

(dollars in thousands, except per share data)

Statement on Non-GAAP Measures: The Corporation believes the presentation of the following non-GAAP financial measures provides useful supplemental information that is essential to an investor’s proper understanding of the results of operations and financial condition of the Corporation. Management uses non-GAAP financial measures in its analysis of the Corporation’s performance. These non-GAAP measures should not be viewed as substitutes for the financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

	As of or For the Three Months Ended					As of or For the Twelve Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Calculation of Efficiency Ratio:
Noninterest expense	$24,958	$25,477	$26,259	$25,051	$46,951	$101,745	$125,765
Less: certain noninterest expense items*:
Loss on pension termination	-	-	-	-	(17,377)	-	(17,377)
Severance expense (Salaries and wages)	-	-	-	-	(218)	-	(408)
Branch lease termination expense	-	-	-	-	(929)	-	(929)
Debt and swap prepayment penalty (Other operating expenses)	-	-	-	-	(611)	-	(1,131)
Amortization of intangibles	(830)	(888)	(889)	(891)	(937)	(3,498)	(3,827)
Impairment of intangible assets	-	-	-	-	(388)	-	(388)
Due diligence, merger-related and merger integration expenses	-	-	-	-	(1,860)	-	(6,670)
Noninterest expense (adjusted) (numerator)	$24,128	$24,589	$25,370	$24,160	$24,631	$98,247	$95,035

Noninterest income	$13,119	$13,892	$13,820	$13,208	$13,668	$54,039	$55,960
Less: non-core noninterest income items:
Loss (gain) on sale of investment securities available for sale	(9)	28	43	15	(58)	77	(931)
Noninterest income (core)	$13,110	$13,920	$13,863	$13,223	$13,610	$54,116	$55,029
Net interest income	26,990	26,717	26,627	25,902	25,429	106,236	100,127
Noninterest income (core) and net interest income (denominator)	$40,100	$40,637	$40,490	$39,125	$39,039	$160,352	$155,156

Efficiency ratio	60.17%	60.51%	62.66%	61.75%	63.09%	61.27%	61.25%

* In calculating the Corporation's efficiency ratio, which is used by Management to identify the cost of generating each dollar of core revenue, certain non-core income and expense items as well as the amortization of intangible assets, are excluded.

Supplemental Loan and Allowance Information Used to Calculate Non-GAAP Measures

Total Allowance	$17,486	$17,744	$17,036	$16,845	$15,857
less: Allowance on acquired loans	28	28	28	28	-
Allowance on originated loans and leases	$17,458	$17,716	$17,008	$16,817	$15,857

Total Allowance	$17,486	$17,744	$17,036	$16,845	$15,857
Loan mark on acquired loans	12,286	13,391	14,566	15,930	17,108
Total Allowance + Loan mark	$29,772	$31,135	$31,602	$32,775	$32,965

Total Portfolio loans and leases	$2,535,425	$2,493,357	$2,423,821	$2,378,841	$2,268,988
less: Originated loans and leases	2,240,988	2,176,549	2,090,070	2,015,683	1,883,869
Net acquired loans	$294,437	$316,808	$333,751	$363,158	$385,119
add: Loan mark on acquired loans	12,286	13,391	14,566	15,930	17,108
Gross acquired loans (excludes loan mark)	$306,723	$330,199	$348,317	$379,088	$402,227
Originated loans and leases	2,240,988	2,176,549	2,090,070	2,015,683	1,883,869
Total Gross portfolio loans and leases	$2,547,711	$2,506,748	$2,438,387	$2,394,771	$2,286,096